ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2020
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Letter to Shareholders

Dear Fellow Shareholders,
The stock market’s recovery continued in the third quarter as the S&P 500 rose 8.9%. Driven by fiscal stimulus, signs of economic recovery, and progress toward a vaccine for COVID-19, the S&P 500 was up more than 50% from its March lows. The speed and strength of the recovery were surprising, with the S&P 500 posting its strongest two-quarter performance since 2009 and its best 100-day rally since 1933.
Although the stock market erased all of its losses suffered at the onset of the pandemic, the economy has not recovered as quickly. Unemployment remained elevated at 7.9%, well above the 3.5% level before the pandemic, with 11 million
Our investments in Materials generated stronger returns and helped offset the weakness in Energy.

fewer jobs and the potential for additional layoffs. GDP fell at a staggering annual rate of 31.4% in the second quarter and corporate profits collapsed at the steepest rate in a decade. However, signs of recovery in manufacturing, a strong housing market, and hopes for a second stimulus package drove stocks higher. The Federal Reserve supported the market by signaling a shift in how it views interest rates, planning to keep short-term rates near zero for three years or longer.
It has been a difficult year for Energy stocks and the third quarter was, unfortunately, no different. The fallout from the pandemic impacted the Energy sector significantly. Oil inventory levels were high heading into the year and the pandemic exacerbated the situation by drastically reducing the demand for oil. The Energy sector continued to lag the S&P 500, declining 19.7% for the quarter. Our Fund declined 10.1% for the period. Our investments in Materials rose 12.9%, helping offset the weakness in Energy. For the first nine months of the year, the Fund declined 36.8%, compared to its benchmark which declined 37.4%.
WTI crude oil prices traded in a narrow range for most of the quarter, ending up 2.4% at $40 a barrel. The commodity continued to be impacted by excess supply and demand levels that were well below a year ago. The potential for higher oil output from Libya, an OPEC member, which recently restarted production after a cease-fire in the country’s civil war, also weighed on prices. It is unclear whether other OPEC members will adjust their output to account for the higher production levels.
Persistently low oil prices led to consolidation in the sector in the third quarter. In July, Chevron announced that it would buy Noble Energy, and in September,

Letter to Shareholders (continued)

Devon Energy and WPX Energy announced a merger to achieve economies of scale. We expect to see further consolidation in the sector if oil prices remain near $40.
Even though companies cut back on spending and further reduced growth plans to conserve cash, there was nowhere to hide with every industry group in the sector down double-digits. Our Integrated Oil & Gas investments were the largest contributor to our relative returns, while our Refining investments detracted most. Utilities are playing an increasing role in the energy market, particularly related to renewable energy. We saw a timely opportunity during the quarter to take a position in the sector, which added to our relative performance.
The Fund’s Integrated Oil & Gas holdings declined 19.4% for the quarter, compared to a 20.0% decline for our benchmark. Our decision to reduce exposure to Exxon Mobil benefited the Fund. The company’s aggressive capital spending strategy and high debt levels run counter to what investors generally are looking for in this environment. The stock came under additional pressure when it was dropped from the Dow Jones Industrial Average after 92 years.
Heading into the quarter we were optimistic that oil demand would improve as the economy began to recover. However, as people continued to work from home and avoided driving and flying, the demand for gas and jet fuel remained depressed. We reduced our holdings in Refining as it became clear that the economic recovery would take longer than initially expected.
The Materials sector outperformed the broader market, increasing 13.3% in the quarter, driven by expectations for an economic recovery. Our investments in Materials rose 12.9%. Copper and gold miner Freeport-McMoRan increased 35.0%. Metal prices have rebounded strongly as demand has proven to be resilient. We believe Freeport is in a position to generate significant free cash flow going forward. Sherwin-Williams, the coatings company, rose 20.7% for the quarter. The company continues to see strong demand in both industrial and consumer markets. It is one of very few materials stocks that has raised its earnings expectations for 2020. Our investments in diversified chemical stocks lagged the sector, adversely impacting our relative returns.
For the nine months ended September 30, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -36.8%. This compares to a total return of -37.4% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector Index (80% weight) and the S&P 500 Materials Sector Index (20% weight), over the same time period. The total return on the market price of the Fund’s shares for the period was -39.1%.
For the twelve months ended September 30, 2020, the Fund’s total return on NAV was -33.5%. Comparable return for the Fund’s benchmark was -33.8%. The Fund’s total return on market price was -33.4%.

Letter to Shareholders (continued)

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $8.9 million, or $.30 per share, consisting of  $.03 net investment income and $.03 long-term capital gain realized in 2019, and $.24 of net investment income realized in 2020, all taxable in 2020. These distributions constitute the first three payments toward our annual 6% minimum distribution rate commitment.The Fund repurchased 97,342 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $7.56 and a weighted average discount to NAV of 17.3%, resulting in a $.01 increase to NAV per share.
During the quarter we conducted a tender offer, opted into the Maryland Control Share Acquisition Act (MCSAA), and put in place an enchanced discount management and liquidity program for the Fund. The offer was for 20% of the outstanding shares at a 5% discount to NAV, resulting in a $.16 increase to NAV per share. The MCSAA provides valuable protection to long-term shareholders from the actions of short-term opportunists going forward and the discount management and liquidity program provides protection for our shareholders from outsized discounts in the stock.
As we enter the final quarter of what is proving to be an unpredictable year, we expect more market volatility. An uneven U.S. economic recovery, combined with the uncertainty of the presidential election, only adds to the potential volatility. We also face increased risks from a resurgence of COVID-19 and the lack of a second fiscal stimulus, further weakening the economic recovery. During this period of heightened uncertainty, we will stay focused on what we can control, our disciplined investment process. We thank you for trusting us with your investments.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
October 15, 2020

Summary Financial Information

(unaudited)
	2020	2019
At September 30:
Net asset value per share	$11.58	$18.79
Market price per share	$9.78	$15.83
Shares outstanding	23,822,808	29,534,397
Total net assets	$275,792,627	$554,887,477
Average net assets	$398,753,189	$567,228,914
Unrealized appreciation on investments	$(170,609,235)	$40,083,850

For the nine months ended September 30:
Net investment income	$9,955,527	$10,193,643
Net realized gain (loss)	$8,290,529	$9,917,543
Cost of shares repurchased*	$71,906,399	–
Shares repurchased*	6,053,018	–
Total return (based on market price)	-39.1%	10.7%
Total return (based on net asset value)	-36.8%	8.1%

Key ratios:
Expenses to average net assets**	1.33%	0.93%
Net investment income to average net assets**	3.36%	2.43%
Portfolio turnover**	33.3%	26.0%
Net cash & short-term investments to net assets	0.5%	0.4%

*
For 2020, includes 5,955,676 shares at a cost of  $71,170,328 purchased in a tender offer.

**
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2020
(unaudited)
	Market Value	Percent of Net Assets
Chevron Corporation	$43,452,000	15.8%
Exxon Mobil Corporation	42,810,540	15.5
Linde plc	18,812,270	6.8
ConocoPhillips	12,262,456	4.4
Sherwin-Williams Company	9,684,686	3.5
Phillips 66	7,173,360	2.6
Schlumberger Limited	7,101,584	2.6
Kinder Morgan, Inc.	7,004,673	2.5
Air Products and Chemicals, Inc.	6,880,566	2.5
Williams Companies, Inc.	6,832,305	2.5
	$162,014,440	58.7%

Schedule of Investments

September 30, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 65.3%
Equipment & Services — 5.4%
Baker Hughes Company	202,100	$2,685,909
Halliburton Company	264,970	3,192,889
National Oilwell Varco, Inc.	115,900	1,050,054
Schlumberger Limited	456,400	7,101,584
TechnipFMC plc	132,900	838,599
		14,869,035
Exploration & Production — 15.3%
Apache Corporation	124,000	1,174,280
Cabot Oil & Gas Corporation	158,700	2,755,032
Concho Resources Inc.	83,240	3,672,549
ConocoPhillips	373,400	12,262,456
Devon Energy Corporation	126,200	1,193,852
Diamondback Energy, Inc.	76,400	2,301,168
EOG Resources, Inc.	136,400	4,902,216
Hess Corporation	83,600	3,421,748
Marathon Oil Corporation	261,100	1,067,899
Noble Energy, Inc.	156,100	1,334,655
Occidental Petroleum Corporation	258,651	2,589,097
Occidental Petroleum Corporation warrants, strike price $22.00, expires 8/3/27 (b)	43,381	130,143
Pioneer Natural Resources Company	62,900	5,408,771
Whiting Petroleum Corporation (b)	576	9,959
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	6,502
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	3,118
		42,233,445
Integrated Oil & Gas — 31.3%
Chevron Corporation	603,500	43,452,000
Exxon Mobil Corporation	1,247,030	42,810,540
		86,262,540
Refining & Marketing — 7.2%
HollyFrontier Corporation	47,700	940,167
Marathon Petroleum Corporation	206,485	6,058,270
Phillips 66	138,375	7,173,360
Valero Energy Corporation	129,700	5,618,604
		19,790,401

Schedule of Investments (continued)

September 30, 2020
(unaudited)
	Shares	Value (a)
Storage & Transportation — 6.1%
Kinder Morgan, Inc.	568,100	$7,004,673
ONEOK, Inc.	111,500	2,896,770
Williams Companies, Inc.	347,700	6,832,305
		16,733,748
Materials — 33.4%
Chemicals — 21.7%
Air Products and Chemicals, Inc.	23,100	6,880,566
Albemarle Corporation	9,000	803,520
Celanese Corporation	30,000	3,223,500
CF Industries Holdings, Inc.	23,600	724,756
Corteva Inc.	66,245	1,908,518
Dow, Inc.	65,745	3,093,302
DuPont de Nemours, Inc.	114,945	6,377,149
Eastman Chemical Company	8,900	695,268
Ecolab Inc.	31,600	6,314,944
FMC Corporation	10,500	1,112,055
International Flavors & Fragrances Inc.	13,600	1,665,320
Linde plc	79,000	18,812,270
LyondellBasell Industries N.V.	60,800	4,285,792
Mosaic Company	31,301	571,869
PPG Industries, Inc.	27,600	3,369,408
		59,838,237
Construction Materials — 4.4%
Martin Marietta Materials, Inc.	4,800	1,129,728
Sherwin-Williams Company	13,900	9,684,686
Vulcan Materials Company	9,900	1,341,846
		12,156,260
Containers & Packaging — 2.9%
Amcor plc	125,100	1,382,355
Avery Dennison Corporation	5,500	703,120
Ball Corporation	29,100	2,418,792
International Paper Company	32,900	1,333,766
Packaging Corporation of America	7,600	828,780
Sealed Air Corporation	13,300	516,173
WestRock Company	22,200	771,228
		7,954,214
Metals & Mining — 4.4%
Freeport-McMoRan, Inc.	293,600	4,591,904
Newmont Corporation	102,300	6,490,935
Nucor Corporation	23,400	1,049,724
		12,132,563
Utilities — 0.8%
Utilities Select Sector SPDR Fund	39,200	2,327,696

Schedule of Investments (continued)

September 30, 2020
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $444,907,254)		$274,298,139

Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.16% (c)	2,099,440	2,099,650
Northern Institutional Treasury Portfolio, 0.04% (c)	506,962	506,962
Total Short-Term Investments
(Cost $2,606,732)		2,606,612
Total — 100.4% of Net Assets
(Cost $447,513,986)		276,904,751
Other Assets Less Liabilities — (0.4)%		(1,112,124)
Net Assets — 100.0%		$275,792,627

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

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Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (3), (4)	Roger W. Gale (2), (3)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (2), (4)	Lauriann C. Kloppenburg (1), (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
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Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
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Website: www.astfinancial.com
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